--------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            -----------------------

                                   FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
             OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                    ---------

                            -----------------------

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4941247
(Jurisdiction of Incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification no.)


FOUR ALBANY STREET                                           10006
NEW YORK, NEW YORK                                           (Zip Code)
(Address of principal
executive offices)

                             Bankers Trust Company
                               Legal Department
                        130 Liberty Street, 31st Floor
                           New York, New York 10006
                                (212) 250-2201
           (Name, address and telephone number of agent for service)

                            -----------------------



                          GOLD BANC CORPORATION, INC.
           (Exact name of Registrant as specified in its charter)

Kansas                                                   48-1008593
(State or other jurisdiction of                           (I.R.S. employer
Incorporation or organization)                           Identification no.)

                              11301 Nall Avenue
                            Leawood, Kansas 66211
                        (Address, including zip code
                       of principal executive offices)


                              GBCI CAPITAL TRUST
           (Exact name of Registrant as specified in its charter)

Delaware                                                 Applied For
(State or other jurisdiction of                         (I.R.S. employer
Incorporation or organization                            Identification no.)


                              11301 Nall Avenue
                            Leawood, Kansas 66211
                        (Address, including zip code
                       of principal executive offices)

                __% Preferred Securities of GBCI Capital Trust
       __% Junior Subordinated Debentures of Gold Banc Corporation, Inc. Gold Banc Corporation, Inc. Guarantee with respect to Preferred Securities
                           (Title of the securities)

Item 1. General Information.
          Furnish the following information as to the trustee.

     (a) Name and address of each examining or supervising authority to which it is subject.


     Name                                            Address

     Federal Reserve Bank (2nd District)             New York, NY
     Federal Deposit Insurance Corporation           Washington, D.C.
     New York State Banking Department               Albany, NY

     (b)  Whether it is authorized to exercise corporate trust powers.
          Yes.

Item 2. Affiliations with Obligor.

     If the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

Item 3.-15. Not Applicable

Item 16.    List of Exhibits.

     Exhibit 1 -    Restated Organization Certificate of Bankers Company dated
                    August 7, 1990, Certificate of Amendment of the Organization
                    Certificate of Bankers Trust Company dated June 21, 1995 -
                    Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171, Certificate of Amendment of the Organization Certificate of Bankers
                    Trust Company dated March 20, 1996, incorporate by referenced to Exhibit 1 filed with Form T-1 Statement,
                    Registration No. 333-25843 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated
                    June 19, 1997, copy attached.

     Exhibit 2 -    Certificate of Authority to commence business - Incorporated herein by reference to Exhibit 2 filed with Form T-1
                    Statement, Registration No. 33-21047.

     Exhibit 3 -    Authorization of the Trustee to exercise corporate trust
                    powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

     Exhibit 4 -    Existing By-Laws of Bankers Trust Company, as amended on
                    February 18, 1997, Incorporated herein by reference to
                    Exhibit 4 filed with Form T-1 Statement, Registration No.
                    333-24509-01.

Exhibit 5 -  Not Applicable.

Exhibit 6 -  Consent of Bankers Trust Company required by Section 321(b) of the
             Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No 22-18864.


Exhibit 7 -  The latest report of condition of Bankers Trust Company dated as of
             June 30, 1997.  Copy attached.

Exhibit 8 -  Not Applicable.

Exhibit 9 -  Not Applicable.

                                  SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of November, 1997.


                                       BANKERS TRUST COMPANY


                                       By: /s/ Jason Krasilovsky
                                           ------------------------
                                               Jason Krasilovsky
                                               Assistant Treasurer

                                  SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of November, 1997.


                                       BANKERS TRUST COMPANY


                                       By: /s/ Jason Krasilovsky
                                               Jason Krasilovsky
                                               Assistant Treasurer

Legal Title of Bank:   Bankers Trust Company                Call Date: 6/30/97          ST-BK:  36-4840         FFIEC  031
Address:               130 Liberty Street                   Vendor ID: D                CERT: 00623             Page RC-1
City, State  ZIP:      New York, NY 10006                                                                       11
FDIC Certificate No.:  | 0 | 0 | 6 | 2 | 3

Consolidated Report of Condition for Insured Commercial and State-Chartered
Saving Banks for June 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET
                                                                                                               _____
                                                                                                              | C400|
                                                                                                ---------------------
                                                                    Dollar Amounts in Thousands| RCFD Bil Mil Thou  |
---------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                         | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                   | ////////////////// |
    a. Non interest-bearing balances and currency and coin(1)................................. | 0081     1,724,000 |  1.a.
    b. Interest-bearing balances(2)........................................................... | 0071     2,648,000 | 1.b.
 2. Securities:                                                                                | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A)............................. | 1754             0 | 2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)........................... | 1773     3,990,000 | 2.b.
 3. Federal funds sold and securities purchased under agreements to resell in                  | 1350    26,430,000 | 3.
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:      | ////////////////// |
    a. Federal funds sold..................................................................... |                    |
    b. Securities purchased under agreements to resell........................................ |                    |
 4. Loans and lease financing receivables:                                                     | ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C)    RCFD 2122   17,815,000 | ////////////////// | 4.a.
    b. LESS: Allowance for loan and lease losses....................    RCFD 3123      723,000 | ////////////////// | 4.b.
    c. LESS: Allocated transfer risk reserve........................    RCFD 3128            0 | ////////////////// | 4.c.
    d. Loans and leases, net of unearned income,                                               | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c).................................... | 2125    17,092,000 | 4.d.
 5. Assets held in trading accounts........................................................... | 3545    40,350,000 | 5.
 6. Premises and fixed assets (including capitalized leases).................................. | 2145       937,000 | 6.
 7. Other real estate owned (from Schedule RC-M).............................................. | 2150       195,000 | 7.
 8. Investments in unconsolidated subsidiaries and associated companies (from                  |                    |
    Schedule RC-M)............................................................................ | 2130        96,000 | 8.
 9. Customers' liability to this bank on acceptances outstanding.............................. | 2155       691,000 | 9.
10. Intangible assets (from Schedule RC-M).................................................... | 2143        85,000 | 10.
11. Other assets (from Schedule RC-F)......................................................... | 2160     4,633,000 | 11.
12. Total assets (sum of items 1 through 11).................................................. | 2170    98,871,000 | 12.

---------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:   Bankers Trust Company                Call Date: 6/30/97  ST-BK: 36-4840   FFIEC  031
Address:               130 Liberty Street                   Vendor ID: D        CERT:  00623     Page  RC-2
City, State Zip:       New York, NY 10006                                                        12
FDIC Certificate No.:  | 0 | 0 | 6 | 2 | 3 |
Schedule RC--Continued
                                                                                           ----------------------------
                                                           Dollar Amounts in Thousands     /////////   Bil Mil Thou
LIABILITIES                                                                                ////////////////////////
13. Deposits:                                                                              ////////////////////////
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E.
       part 1)........................................................................     RCON 2200     18,026,000     13.a.
       (1) Noninterest-bearing (1)..........................RCON 6631        3,184,000     ////////////////////////     13.a.(1)
       (2) Interest-bearing.................................RCON 6636       14,842,000     ////////////////////////     13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule        ////////////////////////
       RC-E, part II).................................................................     RCFN 2200     22,173,000     13.b.
       (1) Noninterest-bearing..............................RCFN 6631        1,454,000     /////////////////////        13.b.(1)
       (2) Interest-bearing.................................RCFN 6636       20,719,000     ////////////////////////     13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in          //// 2800     14,623,000     14.
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and
    in IBFs:                                                                               //////////////////////
    a. Federal funds purchased........................................................     RCFD 0278
    b. Securities sold under agreements to repurchase.................................     RCFD 0279                    14.b.
15. a. Demand notes issued to the U.S. Treasury.......................................     RCON 2840              0     15.a.
    b. Trading liabilities............................................................     RCFD 3548     19,819,000     15.b.
16. Other borrowed money:                                                                  ////////////////////////
    a. With original maturity of one year or less.....................................     RCFD 2332      6,877,000     16.a.
    b. With original maturity of more than one year...................................     A547             217,000     16.b.
    c. With a remaining maturity of more than three years.............................     A548           4,848,000     16.c.
17. Mortgage indebtedness and obligations under capitalized leases....................

18. Bank's liability on acceptance executed and outstanding...........................     RCFD 2920        691,000     18.
19. Subordinated notes and debentures.................................................     RCFD 3200      1,251,000     19.
20. Other liabilities (from Schedule RC-G)............................................     RCFD 2930      4,872,000     20.
21. Total liabilities (sum of items 13 through 20)....................................     RCFD 2948     93,397,000     21.
                                                                                           //////////////////////
22. Limited-life preferred stock and related surplus..................................     RCFD 3282              0     22.
EQUITY CAPITAL                                                                             //////////////////////
23. Perpetual preferred stock and related surplus.....................................     RCFD 3838      1,000,000     23.
24. Common stock......................................................................     RCFD 3230      1,001,000     24.
25. Surplus (exclude all surplus related to preferred stock)..........................     RCFD 3839        540,000     25.
26. a. Undivided profits and capital reserves.........................................     RCFD 3632      3,314,000     26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities.........     RCFD 8434   (     3,000)     26.b.
27. Cumulative foreign currency translation adjustments...............................     RCFD 3284   (   378,000)     27.
28. Total equity capital (sum of items 23 through 27).................................     RCFD 3210      5,474,000     28.
29. Total liabilities limited-life preferred stock, and equity capital (sum of items       //////////////////////
    21, 22, and 28)...................................................................     RCFD 3300     98,871,000     29.

Memorandum
To be reported only with the March Report of Condition.
  1. Indicate in the box at the right the number of the statement below that best
     describes the most comprehensive level of auditing work performed for the bank by                       Number
     independent external auditors as of any date during 1996.........................     RCFD 6724     N/A            M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 =  Review of the bank's financial statements by external auditors

6 =  Compilation of the bank's financial statements by external auditors

7 =  Other audit procedures (excluding tax preparation work)

8 =  No external audit work

-----------
(1) Includes total demand deposits and non interest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.

                              State of New York,
                              Banking Department

     I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the Banking Law," dated June 19, 1997, providing for an increase in authorized capital stock from $1,601,666,670 consisting of 100,166,667 shares with a par value of $10 each designated as Common Stock and 600 shares with a par value of $1,000,000 each designated as Series Preferred Stock to $2,001,666,670 consisting of 100,166,667 shares with a par value of $10 each designated as Common Stock and 1,000 shares with a par value of $1,000,000 each designated as Series Preferred Stock.

Witness, my hand and official seal of the Banking Department at the City of New York, this 27th day of June in the Year of our Lord one thousand nine hundred and ninety-seven.




                                            Manuel Kursky
                                    ------------------------------
                                    Deputy Superintendent of Banks